AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement to the Statement of Additional Information dated March 1, 2001


Roger T. Staubach is hereby removed from the list of Trustees and Officers of the Trust and the AMR Trust on page 10.

The Trustee compensation table on page 11 is hereby amended to include "**" after Roger T. Staubach's name and the following footnote:

     ** Roger T. Staubach resigned from the Board of each Trust effective July 4, 2001.